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                                  TERMINATION OF TAX
                            ALLOCATION AND INDEMNIFICATION
                                      AGREEMENT

     Lone Star Steel Company, a Delaware corporation ("Steel"), and Lone Star Technologies, Inc., a Delaware corporation ("LSST"), are parties to that certain Tax Allocation and Indemnification Agreement dated as of May 16, 1991 (the "Tax Agreement").

                                     WITNESSETH:

     WHEREAS, when Steel entered into the Tax Agreement with LSST, 80.5% of its capital stock was owned by LSST; and

     WHEREAS, since January 22, 1997, all of Steel's capital stock is owned by LSST and there is no longer any need for a tax sharing agreement between Steel and LSST;

     NOW THEREFORE, Steel and Parent hereby terminate the Tax Agreement, effective as of July 1, 1997.

     IN WITNESS WHEREOF, Steel and LSST have executed this Agreement as of July 1, 1997.

                                       LONE STAR STEEL COMPANY



                                       By: /s/ R.W. Arp
                                          -------------------------------------
                                           Name:  R.W. Arp
                                                 ------------------------------
                                           Title: Executive Vice President
                                                 ------------------------------

                                       LONE STAR TECHNOLOGIES, INC.



                                       By: /s/ John P. Harbin
                                          -------------------------------------
                                          Name:   John P. Harbin
                                                 ------------------------------
                                          Title:  Chairman and Chief Executive
                                                  Officer
                                                 ------------------------------